Exhibit 99.2

[Logo of Westar Energy]
DOUGLAS T. LAKE
Executive Vice President
and Chief Strategic Officer
November 6, 2002

Board of Directors
ONEOK, Inc.
100 West Fifth Street
Tulsa, Oklahoma 74103-4298
    Attention:    Secretary

Dear Ladies and Gentlemen:

I hereby resign from the Board of Directors of ONEOK, Inc. effective immediately.

Sincerely,

/s/    Douglas T. Lake

DTL/kb

cc:	Westar Industries, Inc.
Westar Energy, Inc.

818 South Kansas Avenue/P.O. Box 889/Topeka, Kansas 66601
Telephone: (785) 575-6393/Fax: (785) 575-8061
Internet: douglas_lake@we.com